Exhibit 99.1

  Friday, August 26, 2011

Merger information: New FAQs added to Merger website
Medco recently launched the Medco Merger Questions mailbox and the Merger Communications website to provide an outlet for your inquires about the company’s proposed merger with Express Scripts and to keep you informed about what’s changing, how and when changes will occur and what it means to you.
Many thanks to those of you who’ve taken the time to submit your questions and explore the website. As announced, we’re combining recurring questions into categories, the most important of which we’re posting to the Frequently Asked Questions (FAQ) section on a regular basis.
Click here to access the website and view the latest round of FAQs compiled from the Medco Merger Questions mailbox — and please continue to submit new questions/concerns as they arise. The mailbox will be monitored regularly and remain open throughout the merger period.

Careful Communications — A Reminder
As a reminder, employees are asked to bear in mind that the company is in a period of very tight regulatory control and we must adhere to strict procedures to ensure that when communicating merger-related information to colleagues, clients and members we do not inadvertently breach securities laws and regulations.
Therefore:
•	Please refrain from creating your own merger-related messages or Frequently Asked Questions documents for use by any internal or external groups. In addition to the formal internal and external announcements issued on Thursday, July 21, account teams and other groups have received approved materials. Further information will be available on the internal site detailed above. Creating new documents or rewriting materials — including making even seemingly minor changes — could lead to a violation.

•	Please refer any media inquiries about the proposed merger to a member of our Public Affairs staff. Click on the following links to access those names and to re-familiarize yourself with Medco’s policies on media relations and social media (Media relations policy — Social media policy).
Your assistance is appreciated.

Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.
Additional Information and Where to Find It
In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information.
You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.
Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Medco-Express Scripts Merger Agreement — Employee FAQ Week of August 22, 2011 PART 1 - COMPANIES AND TRANSACTION QA-18: I’ve been reading After a public company announces a 8/26/2011 about lawsuits related to proposed merger, it is very common for the proposed merger shareholders to file one or more shareholder claiming the offer wasn’t in lawsuits opposing the merger. These the best interest of lawsuits will not impact or delay the FTC’s shareholders. Would these analysis of the proposed merger. pending lawsuits delay an approval decision from the FTC? A-19: If part of the rationale Even if some of the regulations or 8/26/2011 for the merger is to better implementation guidelines related to position the companies to Healthcare Reform should change, the meet client and member benefits that the combination of Medco and challenges related to Express Scripts delivers to clients and Healthcare Reform, what members remain intact. will happen if Healthcare Reform is repealed after the next election? PART 2 STOCK QUESTION ANSWER DATE POSTED D-16: May we share Yes, you may share details about your 8/26/2011 information about stock stock options/RSUs with your financial options/RSUs with our advisor. More detailed information financial advisor? around the treatment of stock and RSU’s will be described in the joint proxy statement/prospectus that Medco and Express Scripts will file with the Securities and Exchange Commission. Medco employee shareholders should carefully review the joint proxy statement/ prospectus when it becomes available.

PART 3– EMPLOYMENT

QUESTION	ANSWER	DATE POSTED
E-10: I work from home. If the new company requires me to work from another location and I decline to do so, will I be eligible for Severance Plan Benefits?	If you were hired directly into your current Work@Home position (that is, you have never worked at a company facility), and you are covered under our applicable severance plans and policies, you will be eligible to receive severance benefits under the plan or policy if the company eliminates your Work@Home position -- unless you are offered a position working at a location that is less than 50 miles from your home. If you decline this position, you will not receive severance benefits. If you transitioned to a Work@Home position from a position at a company facility and you are covered under our applicable severance plans and policies, you will be eligible to receive severance benefits under the plan or policy if the company eliminates your Work@Home position -- unless you are offered a position working at either your prior facility or a location that is less than 50 miles from your home. If you decline this position, you will not receive severance benefits.	**8/26/2011**
E-11: Is the company considering a voluntary termination/early retirement program?	There are no current plans for a voluntary termination or early retirement program.	**8/26/2011**
E-12: I have been asked to provide "recommendations" to employees who have begun looking for employment outside Medco. Some of the recommendations have been requested via LinkedIn. Can you please point me toward the company policy addressing providing current and past employees with recommendations in various mediums such as LinkedIn or over the phone?	The company's "Access to Employee Records" policy (which you may review on the HR WorkWays website) states that if you receive a request for information about a current or former employee from an outside organization, you should not respond to the request. If the request relates to a current employee, direct the employee to the employment verification services offered via the Work Number which is accessible on the "About You" tab of HR WorkWays. If the request relates to a former employee, you should direct the request to the HR Service Center.	**8/26/2011**

E-13: Can I collect unemployment The determination as to whether 8/26/2011 benefits if I receive severance individuals who receive severance benefits benefits can also receive unemployment benefits is a matter of each state’s unemployment law. Such laws differ from state to state. For specific information about unemployment benefits, you should consult with your state’s unemployment office. E-14: Are severance benefits No, severance benefits are not reduced 8/26/2011 reduced if I receive if you receive state unemployment unemployment benefits? benefits. PART 4 - CONTINUING OPERATIONS AND INTEGRATION QUESTION ANSWER DATE POSTED G-8: In light of the agreement 8/26/2011 Our sales and account teams are and recent news, what is the incented to acquire new business and company doing to retain clients retain existing clients — and we continue and effectively compete in the to compete and win in the marketplace. marketplace? We have been awarded some major large employer account renewals in recent days and we are continuing to win additional new business. Our group presidents, senior sales and account team leaders are engaging our clients and prospects in a discussion to underscore the value of Medco’s advanced clinical solutions — which would be further strengthened through the merger by Express Scripts’ consumer-driven focus on the behavorial sciences. We are also sharing that in addition to programs that promote adherence and wellness, we expect the merger will deliver additional financial benefits through purchasing synergies and, over time, increased rebates and retail discounts. We are suggesting that making the Medco decision today provides clients with all the immediate Medco advantages — which would be locked in through the duration of their Medco agreement — and will be augmented and amplified when the merger is completed.

Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Inte rnet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be inco rporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.